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                                                                   EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
                      UNREGISTERED 9 3/8% SERIES A SENIOR
                          SUBORDINATED NOTES DUE 2009
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                             CARMIKE CINEMAS, INC.
              PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED
                             ________________, 1999


         As set forth in the Exchange Offer (as described in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 9 3/8% Series A Senior Subordinated Notes due 2009 (the "Original Notes"), of Carmike Cinemas, Inc., are not immediately available or time will not permit a holder's Original Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer - Procedures for Tendering Original Notes" in the Prospectus.

===============================================================================

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [_______________], 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

===============================================================================

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK


                                        Facsimile Transmissions:
By Registered or Certified Mail:       (Eligible Institutions Only)             By Hand or Overnight Delivery:
    The Bank of New York                    (212) 815-6339                         The Bank of New York
 101 Barclay Street (7 East)                                                        101 Barclay Street
  New York, New York 10286               Confirm by Telephone:                Corporate Trust Services Window
   Attention: Odell Romeo                   (212) 815-6337                             Ground Level
   Reorganization Section                                                        New York, New York 10286
                                         For Information Call:                    Attention: Odell Romeo
                                            (212) 815-6337                        Reorganization Section

         (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to Carmike Cinemas, Inc., a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the prospectus dated _______________, 1999 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, $____________ in the aggregate principal amount of Original Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

===============================================================================


Name(s) of Registered Holder(s):_______________________________________________
                                             (Please Type or Print)

Address:_______________________________________________________________________


_______________________________________________________________________________

Area Code and Telephone Number:________________________________________________

Certificate Number(s) for Original Notes (if available):_______________________

Total Principal Amount Tendered and
Represented by Certificate(s): $_________________________

Signature of Registered Holder(s):_____________________________________________

Date:____________________________


[  ]     The Depository Trust Company
         (check if Original Notes will be tendered by book-entry transfer)

Account Number___________________________________________


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

                     THE GUARANTEE BELOW MUST BE COMPLETED


                                   GUARANTEE

                    [Not to be used for signature guarantee]

         The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above-named person(s) "own(s)" the Original Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such Original Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Original Notes tendered hereby or confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

===============================================================================


Name of Firm: _________________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________

Area Code and Telephone Number:________________________________________________

Authorized Signature:__________________________________________________________

Name:__________________________________________________________________________

Title:_________________________________________

Date:__________________________________________


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NOTE: DO NOT SEND CERTIFICATES OF ORIGINAL NOTES WITH THIS FORM. CERTIFICATES
FOR ORIGINAL NOTES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.



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